UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 22, 2005



                            SILVERSTAR HOLDINGS, LTD.

             (Exact name of registrant as specified in its charter)

            BERMUDA                        0-27494                   N/A
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


            CLARENDON HOUSE, CHURCH STREET, HAMILTON, HM CX, BERMUDA
             (Address of Principal Executive Offices with Zip Code)

       Registrant's telephone number, including area code: (441) 295-1422



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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                                     Page 2


ITEM 7.01         REGULATION FD DISCLOSURE.

                  On April 22, 2005, the Registrant issued the press release attached as Exhibit 99.1 hereto.

ITEM 8.01         OTHER EVENTS

                  On April 23, 2005, the Registrant and the Registrant's wholly-owned subsidiary, First South Africa Management Corp., entered into an Employment Agreement with its Chief Executive Officer, President and Chief Financial Officer, Mr. Clive Kabatznik, effective as of December 31, 2004. A copy of the Employment Agreement is attached as Exhibit 99.2 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99.1 Press release of the Registrant, dated April 22, 2005.

                           99.2 Employment Agreement, effective as of December 31, 2004, between the Registrant and Clive Kabatznik


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                                     Page 3

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 26, 2005

                                          SILVERSTAR HOLDINGS, LTD.


                                          By: /s/ Clive Kabatznik
                                              ----------------------------------
                                              Name:  Clive Kabatznik
                                              Title: CEO